EXHIBIT 99.1
Management Presentation March 2007

Metalico, Inc.

Metalico, Inc. Disclaimer This presentation includes certain statements that fall within the definition of "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Any such statements are subject to risks and uncertainties, including overall economic and market conditions, competitors' and customers' actions, and weather conditions, which could cause actual results to differ materially from those anticipated, including those risks identified in the Company's filings with the Securities and Exchange Commission. Accordingly, such statements should be considered in light of these risks. Any prediction by the Company of future financial results or other events is only a statement of management's belief at the time the prediction is made. There can be no assurance that any prediction, once made, will continue thereafter to reflect management's belief, and the Company does not undertake any obligation to update any information contained herein.

Metalico, Inc. Investment Highlights Metalico is a growing metals recycling company with an executive management team that has a proven track record of acquisitions and operating success Fragmented industry provides opportunity for continued consolidation at attractive valuations Diversified operations - ferrous and non-ferrous scrap processing and lead fabrication - provide defense against commodity downturns Dominance in current geographic markets Scrap processing is fundamental to continued success of metals industry and steel mini-mill operations Diverse customer base / relationships with leading domestic steel mills Business generates significant cash flow - 2006 EBITDA of $23.8 million Continued strength of the commodity metals markets

Metalico Overview The Company at a Glance Metalico, Inc. ("Metalico" or the "Company") is a leading scrap metal recycling and lead fabrication company with a strategic operating presence in five states Founded in 1997 to acquire and consolidate scrap metal recycling and lead fabrication and recycling businesses in select markets Merged into newly organized corporation named Metalico, Inc. in 1999 - common stock began trading on the AMEX on March 15, 2005 under the symbol "MEA" Headquartered in Cranford, New Jersey Currently operates 11 locations with 391 employees, primarily non-union Two distinct business segments: Ferrous and non-ferrous scrap metal recycling (62% of Revenue) Lead metal product fabrication operations (38% of Revenue) Recent financial results: 2005 2006 % Increase Revenue $155.2 mm $207.7 mm 33.8% EBITDA $ 17.6 mm $ 23.8 mm 35.8%

Metalico Overview Locations by Operation SCRAP METAL LEAD FABRICATING New York State Buffalo, Syracuse, Rochester, Niagara Falls and Lackawanna (6 total locations) California Healdsburg & Ontario Nevada Carson City Alabama Birmingham Illinois Granite City L L L L L S S S S S

Scrap Metal Recycling Acquire/Expand in contiguous and new markets Platform businesses that provide market growth and consolidation Development/acquisition of auto-shredding capacity Tuck-ins within existing markets Internal growth developing operations in strategic markets Improve operating density Continue to vertically integrate scrap metal recycling and lead fabrication Maximize operating efficiencies Continue to implement initiatives to reduce operating costs and maximize profitability Mitigate commodity price risk Maintain appropriate mix of ferrous/non-ferrous/lead products Turn inventory quickly Lead Fabrication Undertaking a mill replacement project to improve productivity in Birmingham Primarily focused on improving operating efficiencies Reducing our raw material costs Growth through acquisitions, investment in state-of-the-art equipment and improved operational density are our core goals. Metalico Overview Business Strategy

Metalico Scrap Metal Recycling Industry Approximately $30 Billion in Annual Revenue from Recycled Metals Over 1,000 independent recyclers with more than 3,000 operating locations Top 20 Companies control about 35% of the industry Still highly fragmented with excellent consolidation opportunities Demand for scrap by both domestic and foreign consumers seen to continually grow

Metalico Scrap Metal Recycling Operations Industry - Ferrous The U.S. recycled 70 MM tons of iron and steel in 2005 The single largest source is shredded cars totaling approximately 13 MM tons Supply of scrap metal shrinking from manufacturing but growing from obsolete products Electric Arc Furnaces (EAF) known as minimills, consumed more than 1/2 of all recycled steel EAF's in the U.S. continue to expand consumption so domestic scrap demand will remain strong Demand for exported scrap expected to continue growing for infrastructure development in China, India and South Korea

Metalico Scrap Metal Recycling Industry - Non-Ferrous The U.S. recycles approximately 9 MM tons of non-ferrous annually Breakdown: Volume (Tons) Principal Uses Aluminum 4,100,000 Transportation, Beverage Containers, Construction Copper 1,500,000 Electrical, Plumbing Stainless Steel 1,100,000 Food Industry, Chemical, Petroleum, Power Plants Other - (Brass, 2,000,000 Transportation, Fixtures, Components Lead, Zinc) Using scrap in manufacturing of products is: Very energy efficient Reduces unit labor costs Generates less pollution than virgin ores Preserves finite natural resources

Metalico Scrap Metal Recycling Scrap Cycle Sourced Industrial Obsolete Cars/Appliances Dealers and Peddlers Processed Non-Ferrous Sorted-Packaged Baled-Briquetted Plasma Cutting Thermal Conversion INDOOR-OUTDOOR FACILITIES Ferrous Sheared to Specifications Hi-Density Bundle Torch Cut Graded and Loaded Shredded Warehoused & Later Shipped Warehoused & Later Shipped By Rail By Truck Non-Ferrous Secondary Ingot Makers Rolling Mills and Extrusion Plants Die Cast Producer Toll Processors & other Non-Ferrous Foundries De-ox Makers - MARI Ferrous Minimills (EAF) Integrated Steel Makers Steel Foundries ?? ?? ?? ?? ?? Consumed ?? ?? ?? ??

Metalico Scrap Metal Recycling One of the largest full service scrap metal recyclers in upstate New York, with six locations ($ in '000s) Revenue, Operating Income & Margin % 2003 2004 2005 2006 Revenue 38118 77733 87995 129037 Oper Income 3858 11975 9221 15488 Operating Margin % 10.1% 15.4% 10.5% 12.0%

Metalico Scrap Metal Recycling Examples of Scrap Metal Products Aluminum De-ox Cones Used Beverage Containers Aluminum Sows Baled Aluminum Spinnings Baled Copper Wire Aluminum Wheels Copper Turnings Catalytic Converter Dust Steel Turnings

Metalico Lead Product Fabrication Lead Fabrication Industry Lead Fabricating and Product Manufacturing - Non Battery: Approximately $200-250 million in annual industry revenues Approximately 20 companies between US, Canada and Mexico Estimated total (non-battery) consumption - over 100,000 tons of lead per year Replacement facilities are capital intensive and equipment not readily available Business is characterized by a high degree of diverse, customized products Historically pricing of lead is less cyclical than the scrap business Highly regulated industry

Metalico Lead Product Fabrication Largest non-battery fabricated lead producer in United States, with five facilities in four states ($ in '000s) Revenue, Operating Income & Margin % 2003 2004 2005 2006 Revenue 13423 27021 67242 78617 Oper Income 1034 2501 8546 9598 Operating Margin % 7.7% 9.3% 12.7% 12.2%

Metalico Lead Product Fabrication Competitive Advantages Leadership role as the largest fabricated lead product company in the United States Offer one of the broadest product lines in the industry High market share with fewer competitors Continually drive down cost of raw materials through improved and expanded scrap management programs Maximize sales and service efforts, support customers with customized products Judiciously utilize pricing power to pass through cost increases improving cash flow Enhance competitiveness through equipment productivity improvements Unique ability within the industry to recycle and alloy lead scrap for use as raw material for product fabrication Approximately 18% of raw material from recycled lead scrap The largest producer in North America selling fabricated lead products to more than 900 consumers used in over 100 end- products.

Metalico Lead Product Fabrication Fabricated Lead Products Handy Lead Ingot Lead Plates Lead Coil Lead Boat Keel Lead Interlocking Bricks Lead Shot Lead Shingles Lead Flashings Lead Ingots

# Metalico Management Team

*The Company's executive management team has a proven track record of acquisitions and operating success*

| Name | Title | Age | Biography |
|---|---|---|---|
| ❖ Carlos E. Agüero | Chairman, CEO & President | 54 | Founded Company in August 1997 Founder, CEO, President & Director of Continental Waste Industries 1988-1996 |
| ❖ Michael J. Drury | Executive Vice President & Director | 50 | EVP of Metalico since Company's founding, Director since September 1997. SVP, CFO and Board member of Continental Waste Industries 1988-1997 |
| ❖ Arnold S. Graber | Executive VP & General Counsel | 53 | Joined Company in May 2004; 2002 to 2004 practiced law at Otterbourg, Steindler, Houston & Rosen, P.C., NY |
| ❖ Eric W. Finlayson | Senior Vice President CFO | 48 | SVP and CFO since Company's founding; Corporate Controller of Continental Waste Industries 1993 - 1997 |
| ❖ Warren Jennings | VP of Operations | 48 | VP of Operations effective January 2006. General Manager Special Projects, Metal Management, Inc., 1999 - 2005. |
| ❖ David J. DelBianco | VP of Business Development | 44 | Joined Company in April 2004; Controller & Vice President, PSEG Asset Management 2001-2004; Operations Controller of Continental Waste Industries 1994 - 1997 |
| ❖ Kevin R. Whalen | VP Corporate Controller | 42 | Joined Company in July 2004; Finance Manager of Ivoice Inc., 2000 to 2004; Corporate Controller Willcox & Gibbs, 1996 - 2000 |

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Metalico Key Operating Personnel An experienced, seasoned group responsible for day to day operations of Metalico's facilities George Ostendorf - General Manager, Buffalo - Scrap Metal Recycling - over 15 years experience Dean Southcott - General Manager, Rochester - Scrap Metal Recycling over 30 years experience Kenneth Blumberg - Marketing & Operations - Non-Ferrous Metals - over 10 years experience William McDougall - Sales & Marketing Manager - Hi Temp Alloys - over 30 years experience in high temperature alloys Michael Knowles - Sales & Marketing Manager - Ferrous Metals - over 30 years experience Jon Marantz - Developer, General Manager - Metalico Aluminum Recovery - 20 years aluminum processing experience Rod Hatchell - General Manager - Lead Fabrications - over 12 years of fabrication experience Peter Boykin - Marketing & Operations Manager Lead Shot Products - 34 years experience Don Fleming - Director of Operations - Lead Fabrications. 15 years of related manufacturing experience

Metalico Financial Overview Results from Continuing Operations

Metalico Financial Overview Capitalization ($ in thousands) (unaudited) Net Working Capital (2.1 Current Ratio) $23,895 Secured Credit facility $11,702 Other long- and short-term debt 6,800 Total Debt $18,502 Total Stockholders' Equity 72,599 Total Capitalization $91,101 Long-term debt to total capitalization 14.4% Total debt to total capitalization 20.3% Source: Metalico public filings; Company management. December 31, 2006

Metalico Financial Overview Diversified Revenues by Commodity Ferrous Nickel Based Aluminum Copper Brass Lead Other 33227551 11587364 28275515 11971966 4816593 71151603 5913281 Ferrous Nickel Based Aluminum Copper Brass Lead Other 19 8 17 12 4 38 2

Metalico Financial Overview Price / Volume Chart - Last 12 months Average 90 day volume = 55,300

Metalico Organic Growth Opportunities Metalico Aluminum Recovery Makes deoxidizing aluminum products used by steel manufacturers. Permitted capability to produce more than 100 million pounds of product (assuming second furnace). Experienced operating team, 22 acre property, 100,000 square foot rail served building. New and rebuilt production and environmental control equipment totaling $5mm. Dealer Purchasing Network Presently buy lead and aluminum from a network of three hundred scrap metal dealers for internal consumption. Leverage our buying network. Expand purchases to include- PGM (Platinum Group Metals) - Molybdenum - Tungsten - Nickel Employ value added, end product conversion strategies.

Metalico Clean Tech Initiative 50% of electricity used in New York is wind generated. Burns a blend of B20 to B80 in on road/off road diesel vehicles. Burns waste oil for heating. Largest owner of AgriFuel Co. AgriFuel Co. Developing company owned, biodiesel production plants in select markets. Focused on varied, recycled feedstocks as source of raw material. Source and sell biofuels within major metropolitan areas. Invest in early stage oil collection and biodiesel production companies. Expand them aggressively.

Metalico Presentation Summary Metalico is a leader in the businesses and regional markets in which it operates Experienced management team, proven in operations and consolidations Extensive product line, high quality customer base with longstanding relationships Diversification across commodity metals reduces exposure to price fluctuations Outstanding opportunity for further industry consolidation and internal growth Strong balance sheet - conservative accounting policies